Exhibit 32.2

NEW YORK COMMUNITY BANCORP, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New York Community Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended on June 30, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Robert Wann, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

DATE: August 14, 2003	BY:	/s/ ROBERT WANN

Robert Wann
Executive Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to New York Community Bancorp, Inc. and will be retained by New York Community Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.